Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 85% Portfolio
March 31, 2026
VF85-NPRT1-0526
1.847121.119
Bond Funds - 12.5%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	720,826	6,458,604
Fidelity High Income Fund (b)	1,605,421	12,859,424
Fidelity Inflation-Protected Bond Index Fund (b)	2,497,423	22,851,424
Fidelity Long-Term Treasury Bond Index Fund (b)	72,997	671,575
Fidelity New Markets Income Fund (b)	39,513	536,580
Fidelity Total Bond Fund (b)	5,713,896	54,739,122
VIP Investment Grade Bond II Portfolio - Investor Class (b)	5,776,981	54,708,007
TOTAL BOND FUNDS (Cost $151,630,082)		152,824,736

Domestic Equity Funds - 54.0%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	348,889	17,486,317
Fidelity Commodity Strategy Fund (b)	84,236	9,917,996
Fidelity Contrafund (b)	783,469	17,988,443
Fidelity Enhanced Large Cap Core ETF (b)	369,979	13,419,138
Fidelity Fundamental Small-Mid Cap ETF (b)	552,948	17,666,689
Fidelity Hedged Equity Fund (b)	1,052,228	15,046,866
Fidelity Real Estate Investment Portfolio (b)	63,413	2,478,179
Fidelity Stock Selector Small Cap Fund (b)	1,037,310	45,735,003
VIP Stock Selector Portfolio - Investor Class (b)	35,367,027	493,723,704
VIP Value Strategies Portfolio - Investor Class (b)	1,488,368	24,900,395
TOTAL DOMESTIC EQUITY FUNDS (Cost $509,415,854)		658,362,730

International Equity Funds - 33.2%
	Shares	Value ($)
Fidelity Canada Fund (b)	238,424	19,126,350
Fidelity Emerging Markets Fund (b)	1,878,970	94,587,360
Fidelity Enhanced International ETF (b)	1,152,884	42,887,285
Fidelity Global Commodity Stock Fund (b)	149,492	4,178,311
Fidelity Infrastructure Fund (b)	70,783	1,249,321
Fidelity International Capital Appreciation Fund (b)	1,251,448	42,536,733
Fidelity International Discovery Fund (b)	637,958	35,700,104
Fidelity International Small Cap Opportunities Fund (b)	747,782	15,942,708
Fidelity Japan Fund (b)	35,222	739,314
Fidelity Japan Smaller Companies Fund (b)	134,613	2,385,334
Fidelity Overseas Fund (b)	1,399,104	98,007,206
Fidelity Total International Equity Fund (b)	3,150,479	47,446,218
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $319,173,440)		404,786,244

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/16/2026 (d)	3.60	30,000	29,955
US Treasury Bills 0% 4/2/2026 (d)	3.58	570,000	569,943
US Treasury Bills 0% 4/30/2026 (d)	3.59 to 3.61	150,000	149,561
US Treasury Bills 0% 4/9/2026 (d)	3.54 to 3.55	750,000	749,398
US Treasury Bills 0% 5/28/2026 (d)	3.63	20,000	19,885
US Treasury Bills 0% 5/7/2026 (d)	3.62	130,000	129,526
US Treasury Bills 0% 6/4/2026 (d)	3.63	120,000	119,229
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,767,533)			1,767,497

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $1,157,024)	3.69	1,156,792	1,157,024

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $983,143,933)	1,218,898,231
NET OTHER ASSETS (LIABILITIES) - 0.1%	745,218
NET ASSETS - 100.0%	1,219,643,449

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	3	6/2026	985,613	(21,421)
ICE MSCI EAFE Index Contracts (United States)	67	6/2026	9,718,685	19,849
ICE MSCI Emerging Markets Index Contracts (United States)	183	6/2026	13,309,590	(101,471)

TOTAL EQUITY CONTRACTS				(103,043)

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	163	6/2026	18,093,000	(309,751)
CBOT US Treasury Ultra Bond Contracts (United States)	51	6/2026	5,931,938	20,365

TOTAL INTEREST RATE CONTRACTS				(289,386)

TOTAL FUTURES CONTRACTS				(392,429)
The notional amount of long futures as a percentage of Net Assets is 4.0%.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,606,513.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	3,579,983	41,245,578	43,668,537	71,663	(96)	96	1,157,024	1,156,792	0.0%
Total	3,579,983	41,245,578	43,668,537	71,663	(96)	96	1,157,024

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	19,007,216	126,218	-	-	-	(1,647,117)	17,486,317	348,889
Fidelity Canada Fund	20,878,069	662,565	2,991,472	-	77,104	500,084	19,126,350	238,424
Fidelity Commodity Strategy Fund	5,955,131	2,822,919	63,448	-	5,876	1,197,518	9,917,996	84,236
Fidelity Contrafund	18,411,072	777,936	153,912	32,249	(499)	(1,046,154)	17,988,443	783,469
Fidelity Emerging Markets Fund	94,958,880	3,869,612	5,237,393	-	140,678	855,583	94,587,360	1,878,970
Fidelity Enhanced International ETF	20,086,261	23,590,056	-	315,890	-	(789,032)	42,887,285	1,152,884
Fidelity Enhanced Large Cap Core ETF	14,122,098	-	-	37,738	-	(702,960)	13,419,138	369,979
Fidelity Floating Rate High Income Fund	8,096,650	349,145	1,880,997	112,448	(43,772)	(62,422)	6,458,604	720,826
Fidelity Fundamental Small-Mid Cap ETF	16,851,050	125,073	-	22,118	-	690,566	17,666,689	552,948
Fidelity Global Commodity Stock Fund	3,301,347	102,873	25,541	-	(21)	799,653	4,178,311	149,492
Fidelity Hedged Equity Fund	14,921,994	759,532	-	-	-	(634,660)	15,046,866	1,052,228
Fidelity High Income Fund	18,010,319	682,043	5,708,324	208,650	186,646	(311,260)	12,859,424	1,605,421
Fidelity Inflation-Protected Bond Index Fund	22,193,423	781,834	194,112	-	(1,867)	72,146	22,851,424	2,497,423
Fidelity Infrastructure Fund	1,187,740	-	-	-	-	61,581	1,249,321	70,783
Fidelity International Capital Appreciation Fund	40,602,401	5,180,978	810,182	-	(57,130)	(2,379,334)	42,536,733	1,251,448
Fidelity International Discovery Fund	31,739,369	5,189,684	297,828	-	(4,938)	(926,183)	35,700,104	637,958
Fidelity International Small Cap Opportunities Fund	16,080,942	1,171,817	971,411	-	(77,317)	(261,323)	15,942,708	747,782
Fidelity Japan Fund	696,342	-	-	-	-	42,972	739,314	35,222
Fidelity Japan Smaller Companies Fund	2,258,798	-	-	-	-	126,536	2,385,334	134,613
Fidelity Long-Term Treasury Bond Index Fund	652,786	27,095	1,585	6,520	(4)	(6,717)	671,575	72,997
Fidelity New Markets Income Fund	538,253	6,260	-	6,261	-	(7,933)	536,580	39,513
Fidelity Overseas Fund	126,103,000	9,367,405	36,133,801	-	2,349,385	(3,678,783)	98,007,206	1,399,104
Fidelity Real Estate Investment Portfolio	2,339,896	82,299	20,433	-	90	76,327	2,478,179	63,413
Fidelity Stock Selector Small Cap Fund	42,651,941	1,701,235	359,928	-	(4,654)	1,746,409	45,735,003	1,037,310
Fidelity Total Bond Fund	52,932,116	2,631,641	308,877	546,516	(935)	(514,823)	54,739,122	5,713,896
Fidelity Total International Equity Fund	41,742,472	7,706,939	2,073,861	-	(88,871)	159,539	47,446,218	3,150,479
VIP Investment Grade Bond II Portfolio - Investor Class	52,799,240	2,228,198	308,557	16,939	(3,110)	(7,764)	54,708,007	5,776,981
VIP Stock Selector Portfolio - Investor Class	487,921,511	25,449,893	4,665,336	-	(37,017)	(14,945,347)	493,723,704	35,367,027
VIP Value Strategies Portfolio - Investor Class	22,742,750	954,391	205,838	-	5,143	1,403,949	24,900,395	1,488,368
	1,199,783,067	96,347,641	62,412,836	1,305,329	2,444,787	(20,188,949)	1,215,973,710

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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